SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 30, 2003


                            HUB INTERNATIONAL LIMITED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     ONTARIO
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                 (State or Other Jurisdiction of Incorporation)


                 1-31310                                  36-4412416
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        (Commission File Number)            (I.R.S. Employer Identification No.)

                  55 EAST JACKSON BOULEVARD, CHICAGO, IL 60604
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               (Address of Principal Executive Offices) (Zip Code)

                                 (877) 402-6601
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              (Registrant's Telephone Number, Including Area Code)


                                       n/a
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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Item 12.  Results of Operations and Financial Condition

         On October 30, 2003, Hub International Limited issued a press release announcing its unaudited third quarter financial results for the quarter ended September 30, 2003. A copy of the press release is attached to this Report as
Exhibit 99.1 and is incorporated herein by reference.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 HUB INTERNATIONAL LIMITED
                                        (Registrant)


Date: October 30, 2003           By:     /s/ W. Kirk James
                                     ----------------------------------
                                      Name:   W. Kirk James
                                      Title:  Vice President, Secretary
                                              and General Counsel




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                                  Exhibit Index


Exhibit No.                             Description
-----------                             -------------

99.1                                    Press release dated October 30, 2003






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